Capitalink, L. C. Member NASD|SIPC Columbus Center One Alhambra Plaza, Suite 1410 Coral Gables, Florida 33134 Phone 305-446-2026 Fax 305-446-2926 www.capitalinklc.com

Exhibit 10.7

February 15, 2005

Bio-Lok International Inc.
368 S. Military Trail
Deerfield Beach, FL 33442
Attention: Bruce Hollander, President

Dear Mr. Hollander:

1.
Description of Transaction. Bio-Lok International Inc. (the “Company”, and when used in this agreement, includes its subsidiaries) proposes to issue and sell in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Offering”), to a limited number of persons meeting certain criteria for “accredited investor” status, equity or equity-related securities of the Company (the “Securities”). It is intended that the Company will issue four million shares to realize gross proceeds of $3 million, although such amount may be greater (the “Financing”).

2.
Appointment of the Placement Agent. The Company hereby appoints Capitalink, L.C. (the “Placement Agent”) as its exclusive agent during the term of this agreement to offer and sell the Securities on a best efforts basis. The Placement Agent, on the basis of the representations, warranties, covenants and agreements of the Company, and subject to the conditions contained herein, accepts such appointment and agrees to use its reasonable best efforts to sell the Securities. It is understood that the Placement Agent has no commitment to sell the Securities other than as set forth herein.

3.	Purchase, Sale and Delivery of Securities. On the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the parties agree that:

    a)    Regulation D Offering. Neither the offer nor the sale of the Securities has been or will be registered with the U.S. Securities and Exchange Commission during the term of this Agreement. The Securities will be offered and sold in reliance upon the exemption from registration provided by Regulation D (“Reg D”) adopted under the Securities Act of 1933, as amended (the “Act”), and will only be offered and sold to “Accredited Investors” as such term is defined under Reg D; the Securities will be offered for sale only in states in which the Securities have been qualified or registered for sale or are exempt from such qualification or registration; and the Company will provide the Placement Agent for delivery to all offerees and purchasers and their representatives, if any, with any information, documents and instruments which the Placement Agent and Company deem necessary to comply with the rules, regulations and judicial and administrative interpretations concerning compliance with applicable state and federal statutes and regulations.

    (b)    Subscription for Securities. Subscription for Securities shall occur by execution and delivery by each subscriber (a “Subscriber”) of a subscription agreement in substantially the terms agreed to by and between the Company and each Subscriber (the “Subscription Agreement”).

    (c)    Closing; Termination of Offering. An initial closing (the “Initial Closing”) of the Financing shall occur as soon as practicable and a minimum amount of Securities is not required to be sold in order to undertake a closing. Additional closings (each a “Closing,” and together with the Initial Closing, the “Closings”) may occur in the same manner; however, the Offering shall terminate no later than as set forth in Section 12.

4.
Compensation of Placement Agent. As compensation for its services rendered as Placement Agent under this Agreement, the Placement Agent shall receive: a sales commission equal to 6% of the Gross Sales Price (as hereinafter defined) of the Securities issued in the Financing, payable at each Closing in an amount determined by the Gross Sales Price of the particular Closing. “Gross Sales Price” is defined as the total price paid by Subscribers for the Securities. Upon completion of a Closing, the Placement Agent or its designees shall be issued warrants (the “Warrants”) to purchase the number of shares of the Company’s common stock equivalent to 10% of the common stock or equivalent securities sold with respect to such Closing, in exchange for $.01 per Warrant. Such warrants shall be exercisable at a price equal to the per share equivalent price paid in the Offering, shall contain piggyback registration rights, and shall be exercisable for a five-year term commencing with their issuance.

5.	Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Placement Agent that:

    (a)     Disclosure Statement. The Company has prepared a disclosure statement, which may be supplemented from time to time (the “Disclosure Statement”), which contains information, accurate as of the date specified therein, of the kind specified by applicable statutes and regulations. The Disclosure Statement, as of its date and at all times subsequent thereto up to and including each Closing date, does not and will not include any untrue statement of a material fact, or omit to state any material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading.

    (b)    Additional Information. The Company has provided, and shall provide to the Placement Agent, such information, documents and instruments as may be required under Section 4(2) of the Act and Reg D for an offer made to accredited investors.

    (c)    Organization; Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority, corporate and otherwise, and with all licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its business as described in the Disclosure Statement. The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company.

    (d)    Corporate Authorization. The Company has full power and authority, corporate and other, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms of this Agreement, have been duly authorized by all necessary corporate action. This Agreement is, and the Securities, when executed and delivered by the Company at a Closing, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth herein may be limited by the federal securities laws of the United States or public policy underlying such laws. All corporate action required to be taken for the authorization, issuance and sale of the Securities will have been duly, validly and sufficiently taken.

    (e)    Capitalization. The Company has a duly authorized and outstanding capitalization of 20,000,000 shares of Common Stock. The outstanding shares of Common Stock, and outstanding options, warrants and other securities to purchase Common Stock have been duly authorized and validly issued. All such outstanding shares of Common Stock are fully paid and nonassessable. None of such outstanding shares of Common Stock, options or warrants to purchase Common Stock has been issued in violation of the preemptive rights of any securityholder of the Company.

    (f)    Noncontravention. The Company is not in violation of, and the sale of the securities offered hereby will not result in a violation of, or in default under, (i) any term or provision of its Certificate of Incorporation or By-Laws, as amended, (ii) any material term or provision of any financial covenants of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any of its properties or business is or may be bound or affected, or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business. The Company owns, posses or has obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as currently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best of the Company’s knowledge, threatened, nor is there any basis therefor, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations.

    (g)    Litigation. To the best of the Company’s knowledge, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, domestic or foreign, or before any private arbitration tribunal, pending or threatened, against the Company or involving its properties or business which, if determined adversely to the company, would, individually or in the aggregate, result in any material adverse change in the financial position, shareholders’ equity, results of operations, properties, business, management or affairs of the Company or which question the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to, or in connection with, this Agreement; nor is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal specifically naming the Company and enjoining the Company from taking, or requiring the Company to take, any action, or to which the Company, its properties or business is bound or subject.

(h) Liabilities. The Company has not incurred liabilities or debts or obligations of any nature whatsoever other than those incurred in the ordinary course of its business.

    (i)    Conduct of Business. Since the respective dates as of which information is given in the Disclosure Statement, the Company has not: (a) incurred any obligation or liability (absolute or contingent) except obligations and liabilities incurred in the ordinary course of the operation of business of the Company as carried on at and prior to such date; (b) canceled, without payment in full, any notes, loans or other obligations receivable or other debts or claims held by it other than in the ordinary course of business; (c) sold, assigned, transferred, abandoned, mortgaged, pledged or subjected to lien any of its properties, tangible or intangible, or rights under any contract, permit, license, franchise or other agreement other than sales or other dispositions of goods or services in the ordinary course of business at customary terms and prices; (d) increased compensation payable to any of its officers, directors or other employees (including in the term “compensation,” salaries, fringe benefits, pensions, profit participations and payments or benefits of any kind whatsoever) other than in the ordinary course of business; (e) entered into any line of business other than that conducted by it on such date or entered into any transaction not in the ordinary course of its business; (f) conducted any line of business in any manner except by transactions customary in the operation of its business as conducted on such date; or (g) declared, made or paid or set aside for payment any cash or non-cash distribution on any shares of its capital stock.

    (j)    Reg D Qualification. The offer and sale of the Securities by the Company has satisfied and on the Closing Date will have satisfied, all of the requirements of Reg D and the Company is not disqualified from the exemption under Rule 505 or Rule 506 contained in Reg D.

(k) Finder’s Fee. Except as set forth in this Agreement, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the Offering.

    (l)    Intangibles. To the best of its knowledge, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, service marks, copyrights, rights, trade secrets, confidential information, processes and formulations used or proposed to be used.

    (m)    No Integrable Securities Sales. Neither the Company, nor any of its predecessors or affiliates have, within the six (6) calendar months preceding the date of this Agreement offered, offered to sell, offered for sale, or sold any Common Stock or Preferred Stock or any notes, warrants, stock or other securities of or interest in the Company, which can or would be “integrated” by the Commission of the courts under the standards of existing judicial interpretations or rules or regulations under the Securities Act, with offers to sell or sales of the Shares proposed to be made in the Offering, for the purpose of determining whether a public offering of the Shares has been made or for the purpose of determining the aggregate amount of the securities offered in the Offering or, if any such offering were integrated, such offering would not affect the availability of the exemption from registration under the Securities Act of the Offering.

6.	Covenants of the Company.

    (a)    Disclosure Statement. If during the Offering any event occurs as a result of which the Disclosure Statement, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it otherwise shall be necessary to amend or supplement the Disclosure Statement to comply with applicable law, the Company will forthwith notify the Placement Agent thereof.

    (b)    State Securities Registration. The Company will take all necessary action and file all necessary forms and documents in order to qualify or register the Securities for sale under the securities laws of the states in which offers or sales will be made or to take any necessary action and file any necessary forms which are required to obtain an exemption from such qualification or registration in such jurisdictions.

(c) Use of Proceeds. The Company will apply the net proceeds from this offering in the manner set forth in the Disclosure Statement.

7.	Representations, Warranties and Covenants of the Placement Agent. The Placement Agent represents and warrants to the Company that:

    (a)    Duly Registered. The Placement Agent is duly registered, pursuant to the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as a dealer, and as a member in good standing of the National Association of Securities Dealers, Inc., and is duly registered as a broker-dealer in such states as the Placement Agent is required to be registered in order to carry out the Offering contemplated by this Agreement and the Disclosure Statement. The execution and delivery of this Agreement and the performance by the Placement Agent of its obligations hereunder has been duly and validly authorized by the Placement Agent, and the Agreement ahs been duly executed and delivered by the Placement Agent and constitutes the valid and legally binding agreement of the Placement Agent, enforceable against the Placement Agent in accordance with its terms. The Placement Agent is a duly organized and validly existing entity under the laws of the State of Florida.

(b) No General Solicitation or Advertising. The Placement Agent will not offer or sell the Securities by means of general solicitation or general advertising.

(c) Furnish Disclosure Statements. The Placement Agent will furnish to each offeree of the Securities a copy of the Disclosure Statement and each supplement or amendment thereto.

    (d)    Reg D Compliance. The Placement Agent will use its best efforts to comply in all respects with Reg D and corresponding state statutes and regulations regarding qualifications of prospective and actual investors.

    (e)    Notification. The Placement Agent will notify the Company immediately (and confirm any verbal notice in writing) of the issuance by the Commission or by any state securities administrator of any stop order suspending the effectiveness of any registration or qualification of the Shares or enjoining the use of the Subscription Agreement in connection with the offer, sale, or offer for sale of the Shares, or of the initiation of any proceedings for that purpose.

8.
(a)    Conditions to Placement Agent’s Obligations. The obligations of the Placement Agent hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and as of the Closing Date, to the performance by the Company of its obligations hereunder and to the following additional conditions:

    (i)    Due Qualification or Exemption. (A) The offering contemplated by this Agreement will become qualified or be exempt from qualification under the securities laws of the several states no later than the first Closing, and (B) at each Closing no stop order suspending the sale of the Securities shall have been issued, and no proceeding for that purpose shall have been initiated or threatened;
    (ii)    No Material Misstatements. The Placement Agent will not have notified the Company that the Blue Sky qualification materials or the Disclosure Statement, or any supplement thereto, contains an untrue statement of a fact which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein, or is necessary to make the statements therein not misleading;

(iii)    Compliance with Agreements. The Company will have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

    (iv)    Corporate Action. The Company will have taken all necessary corporate action, including, without limitation, obtaining the approval of the Company’s board of directors, for the execution and delivery of this Agreement, the Securities and the performance by the Company of its obligations hereunder and thereunder and the commencement of the offering contemplated hereby;

(v)    Certificate of President. At the Closing Date, the Company will have delivered a certificate of its President to the effect set forth in this paragraph (a);

(vi)    Opinion of Counsel. On the Closing Date, the Placement Agent will have received from the Company’s counsel (“Company Counsel”), a signed opinion, reasonably satisfactory to the Placement Agent, substantially to the effect that:

    (A) The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, will full power and authority, corporate and other, and will all licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct its business as described in the Disclosure Statement.

(B) The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and the failure to so qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company.

(C) The Company has full power and authority, corporate and other, to execute, deliver and perform this Agreement, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated, the compliance by the Company with the terms of this Agreement, and the issuance and sale of the Securities have been duly authorized by all necessary corporate action.

(D) The execution, delivery and performance of this Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms of this Agreement, do not, and will not, with or without the giving of notice or the lapse of time, or both: (1) result in a violation of the Certificate of Incorporation or By-Laws of the Company; or (2) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.

(E) To the best of Company Counsel’s knowledge, no authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body (other than under the Act, the regulations promulgated thereunder and applicable state securities or Blue Sky laws) is required for the valid authorization, issuance, sale and delivery of the Securities to the Subscribers therefor and the consummation by the Company of the transactions contemplated by this Agreement.

(F) To the best of Company Counsel’s knowledge, no proceeding relating to the offering contemplated by the Disclosure Statement and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under applicable securities laws.

(G) The outstanding shares of Common Stock, and outstanding options, warrants and other securities to purchase Common Stock have been duly authorized and validly issued. All such outstanding shares of Common Stock are fully paid and nonassessable. All such outstanding options, warrants and other securities to purchase Common Stock constitute the valid and binding obligations of the Company, enforceable in accordance with their terms. None of such outstanding shares of Common Stock, options, warrants or other securities to purchase Common Stock has been issued in violation of the preemptive rights of any security holder of the Company

(H) Upon delivery of the securities constituting the Securities to the Subscribers against full payment therefor as provided in this Agreement, the Subscribers will acquire good title to the Securities, free and clear of all liens, encumbrances, equities, security interests and claims, other than such liens, encumbrances, equities, security interests or claims placed on the securities by the subscriber therefor.

(I) To the best of Company Counsel’s knowledge, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company, or involving its properties or business, other than as described in the Disclosure Statement.

(K) Company Counsel has inspected the questionnaires delivered to and completed by Subscribers in connection with their proposed investment in the Securities. The Offering contemplated by this Agreement is being made in compliance with Reg D adopted under the Act. No consent, approval, authorization or order of any court or governmental agency or body of the United States or any state of the United States or any political subdivision of the foregoing is required for the consummation of the offering contemplated by this Agreement, except such as may be required under the Blue Sky or other securities laws of any state of the United States in connection with the purchase of Securities by the Subscribers and the distribution of the Securities by the Placement Agent.

In rendering its opinion, Company Counsel may rely upon (1) opinions of counsel acceptable to Placement Agent’s counsel with respect to matters relating to the laws of any jurisdiction other than Delaware and federal law, (2) the certificates of government officials and officers of the Company as to matters of fact, (3) the genuineness of all signatures, (4) the authenticity of the books and records of the Company, and (5) such other certificates, instruments and documents as Company Counsel considers necessary; provided that Company Counsel shall state that they have no reason to believe, and do not believe, that they are not justified in relying upon any of the foregoing.

(b)    Conditions of the Company’s Obligations. The obligations of the Company hereunder will be subject to the accuracy of the representations and warranties of the Placement Agent contained herein as of the date hereof and as of the Closing Date, to the performance by the Placement Agent of its obligations hereunder and to the following additional conditions:

(i) Absence of Certain Events. No stop order suspending the sale of the Securities will have been issued, and no proceeding for that purpose will have been initiated or threatened; and

(ii)  No Material Misstatements. The Company will not have notified the Placement Agent that the Blue Sky qualification materials, or the Disclosure Statement, or any amendment or supplement thereto, contains an untrue statement of a fact, which in its opinion is material, or omits to state a fact, which in its opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading, in each case only with respect to information contained therein concerning the Placement Agent.

9.
Expenses of Sale. The Company will pay all expenses incident to the proposed sale of Securities, whether or not the Offering is consummated, including, without limitation, the reasonable fees, disbursements and expenses of (a) its counsel and accountants, (b) all fees and expenses of registering or qualifying the Securities for offer and sale in the applicable states, or obtaining exemptions therefrom, and (c) all other expenses relating to the Offering.

10.
Indemnification. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Disclosure Statement, or (B) in any Blue Sky Application (as hereinafter defined) or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Securities under the securities laws thereof (any such application, document or information being hereinafter called a “Blue Sky Application”), (ii) the omission or alleged omission to state in the Disclosure Statement or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation of the Disclosure Statement or any such Blue Sky Application.

If for any reason (other than as specifically provided herein) the foregoing indemnity for an indemnified claim is unavailable to an indemnified party or insufficient to fully hold any indemnified party harmless, then the Company shall contribute to the amount paid or payable by such Indemnified Party as a result of such indemnified claim in such proportion as is appropriate to reflect the relative benefits received by and fault of the Company on the one hand, and the relative benefits received by and fault of the indemnified party on the other hand, as well as any relevant equitable considerations. Notwithstanding any provisions herein to the contrary, the aggregate contribution of all of the Indemnified Parties for all indemnified claims shall not exceed the amount of fees annually received by the Placement Agent pursuant to this Agreement. It is hereby further agreed that the relative fault of the Company on the one hand and an indemnified party on the other hand, as well as the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, opinion, conclusion, or omission. No indemnified party shall have any liability to the Company or any other person in connection with the services rendered pursuant to the letter except for any liability for losses, claims, damages or liabilities finally judicially determined to have resulted principally from actions taken as a direct result of such indemnified party’s gross negligence or willful misconduct. The indemnity, contribution and expense reimbursement agreements and obligations set for the herein shall be in addition to any other rights, remedies or indemnification which any indemnified party may have or be entitled to at common law or otherwise, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party. In addition, the Company shall offer such indemnification and expense advance and reimbursement as it may be permitted to offer or extend pursuant to its Bylaws, Charter, Articles of Incorporation or insurance. The Company further agrees that the indemnification and expense advance and reimbursement obligations set forth herein shall apply whether or not the Placement Agent or any other indemnified party is a formal party in such indemnified claim. The Company will not be permitted to settle any indemnified claim without the prior consent of the Placement Agent or any indemnified party involved therein if any admission of wrong doing, negligence or improper activity of any kind of the Placement Agent or such indemnified party is a part of such settlement.

the Placement Agent, agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Acts, and each of their partners, managing directors, officers, employees, professional advisors and agents (each being herein called a "Company Indemnified Party") against any losses, claims, damages, expenses or liabilities (or actions in respect thereof), joint or several, to which such Company Indemnified Party may be subject, under the Acts (including Regulation D) or otherwise, or based upon the breach of any representation, warranty or covenant of the Placement Agent, set forth in this Agreement, and so far as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon the gross negligence, willful misconduct or bad faith of the Placement Agent, or any Participating Broker-Dealer; and will reimburse any Company Indemnified Party for any legal or other expenses reasonably incurred by the Company Indemnified Party in connection with the investigation of or defending against any such loss, claim, expense, damage or liability (or actions in respect thereof); provided, however, that the Placement Agent, shall not be required to indemnify a Company Indemnified Party for any payment made to any claimant in settlement of any suit or claim unless such payment is agreed to by the Placement Agent (which agreement shall not be unreasonably withheld) or by a court having jurisdiction of the controversy. This indemnity agreement shall survive consummation of the sale of the Shares hereunder and shall be in addition to any liability which the Placement Agent, may otherwise have. Notwithstanding the foregoing, the Company Indemnified Party shall not be entitled to an indemnification amount greater than the sales commission pursuant to paragraph four (4) herein.

11.
Representations and Agreements to Survive Delivery. All representations, warranties and agreements of the Company and of the Placement Agent herein will survive the delivery and execution hereof and the closings hereunder, and shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any person who controls the Placement Agent within the meaning of the Act, or by the Company or any person who controls the Company within the meaning of the Act, and will survive delivery of the Securities constituting the Securities hereunder and any termination of this Agreement.

12.	Termination by Placement Agent. The Placement Agent will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to the Closing Date:

(a) If the Company shall have failed, refused, or been unable at or prior to the date of termination of this Agreement, to perform any of its obligations hereunder;

    (b)    Prior to any Closing Date, the Congress of the United States or any state legislative body passes any act or measure, or any order, rule or regulation is adopted by any governmental body or any authoritative accounting institute or board, or any governmental executive, which is believed in good faith by the Placement Agent to have a material impact on the markets for securities in general or if a banking moratorium should have been declared by the United States of Florida authorities;

(c) If any other condition of the Placement Agent’s obligations hereunder is not fulfilled; or

(d) There has occurred an event materially or adversely affecting the Company.

If the Placement Agent elects to terminate this Agreement pursuant to subsection 12(a), (b), (c) or (d) hereof, the Company will be notified promptly by telephone, and such notification will be confirmed by notice as provided for in Section 13 hereof.

This Agreement and the Offering shall terminate automatically on April 30, 2005, unless extended by mutual agreement.

13.
Notices. Any notice hereunder shall be in writing and shall be effective when delivered, or mailed by certified or registered mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses:

If to the Placement Agent, to:

Capitalink, L.C.
One Alhambra Plaza
Suite 1410
Coral Gables, FL 33134
Attention: James S. Cassel, President

If to the Company, to:

Bio-Lok International Inc.
368 S. Military Trail
Deerfield Beach, FL 33442
Attention: Bruce L. Hollander, President

14.
Amendment and/or Modification. Neither this Agreement, nor any term of provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

15.
Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

16.
Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

17.
Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

18.
Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the entire subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein. Any and all prior discussions, negotiations, commitments and understanding relating thereto are superseded hereby. There are no conditions precedent to the effectiveness of this Agreement other than as stated herein, and there are no related collateral agreements existing between the parties that are not referred to herein.

19.
Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

20.
Law. This Agreement will be deemed to have been made and delivered in Florida and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Florida.

If the foregoing correctly sets forth our understanding, please so indicate in the space provided below for that purpose, whereupon this letter will constitute a binding agreement between us.

CAPITALINK, L.C.
/s/ James S. Cassel

Name: James S. Cassel Title: President

BIO-LOK INTERNATIONAL INC.
/s/ Bruce L. Hollander

Name: Bruce L. Hollander Title: President& CEO